                                                                   EXHIBIT 10.34

                                 AMENDMENT NO. 1

                  AMENDMENT NO. 1 dated as of November 8, 2000 (this "AMENDMENT"), among ARMED FORCES COMMUNICATIONS, INC., a New York corporation doing business as Market Place Media (the "BORROWER"), the several banks and other financial institutions from time to time parties to the Credit Agreement (as defined below) (the "LENDERS"), CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent for the Lenders hereunder (in such capacity the "ADMINISTRATIVE AGENT"), and CIBC World Markets Corp., a New York corporation, as arranger (the "ARRANGER").

                               W I T N E S S E T H

                  WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Arranger are parties to the Credit Agreement dated as of August 31, 1999 (such agreement, as amended from time to time, the "CREDIT AGREEMENT"; terms defined in the Credit Agreement are used herein as defined therein);

                  WHEREAS, the Borrower has requested that certain amendments be made to the Credit Agreement to permit (i) the funding of a one-time dividend or management fee of up to $4,500,000 to CTN Media Group, Inc. (formerly known as College Television Network, Inc.), a Delaware corporation, the parent of the Borrower ("CTN") and (ii) a one-time dividend or management fee of up to $500,000 to CTN, which dividend or management fee shall be payable from Excess Cash Flow;

                  WHEREAS, the parties desire to amend the Credit Agreement, and the Corporate Guarantors consent to such amendment;

                  NOW THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. AMENDMENTS. The Credit Agreement is hereby amended as of the date hereof as follows:

                  (a) AMENDMENT TO SECTION 1.1. SECTION 1.1 of the Credit Agreement is hereby amended by:

                  (i) Adding the following definition in alphabetical order:

                  "EFFECTIVE DATE" shall mean November 8, 2000.

                  (ii) Deleting the definition of "EXCESS CASH FLOW" in its entirety and replacing it with the following:

                           "EXCESS CASH FLOW" shall mean with respect to any
                  fiscal year, Operating Cash Flow of the Borrower for such fiscal year, LESS the sum of (i) Fixed Charges

                  PLUS (ii) the increase if any (or MINUS the decrease if any) in Working Capital at the conclusion of such fiscal year over Working Capital at the conclusion of the immediately preceding fiscal year PLUS (iii) optional prepayments of principal of the Term Loans made in connection with any optional permanent reductions of the Term Loan Commitments during such period, PLUS (iv) optional prepayments of principal of the Revolving Credit Loans made in connection with any optional permanent reductions of the Revolving Credit Commitments during such period, PLUS (v) solely for the fiscal year ended December 31, 2000, if any dividend or management fee payment permitted under Section 6.7(a)(vi) is made, which satisfies the conditions set forth in the proviso to such Section, the amount of such dividend or management fee up to an aggregate of $500,000.

                  (iii) Deleting the definition of "REVOLVING CREDIT COMMITMENT" in its entirety and replacing it with the following:

                           "REVOLVING CREDIT COMMITMENT" shall mean, as to any
                  Lender, the obligation of such Lender to make Revolving Credit Loans to the Borrower in an aggregate principal amount at any one time outstanding not to exceed the amount set forth under the heading "Revolving Credit Commitments" opposite such Lender's name on Schedule I, as such amount may be reduced from time to time pursuant to this Agreement. At the Effective Date, the aggregate amount of the Revolving Credit Commitments is equal to $5,000,000.

                  (iv) Deleting the definition of "REVOLVING CREDIT COMMITMENT TERMINATION DATE" in its entirety and replacing it with the following:

                           "REVOLVING CREDIT COMMITMENT TERMINATION DATE" shall
                  mean December 31, 2001.

                  (v) Deleting the definition of "TERM LOAN COMMITMENT" in its entirety and replacing it with the following:

                           "TERM LOAN COMMITMENT" shall mean, with respect to
                  each Lender, the amount set forth under the heading "Term Loan Commitments" opposite such Lender's name on Schedule I, as such amount may be reduced from time to time pursuant to this Agreement. At the Effective Date, the aggregate amount of the Term Loan Commitments is $13,000,000.

         (b) AMENDMENT TO SECTION 2.2. SECTION 2.2 of the Credit Agreement is hereby deleted in its entirety and the following inserted in its place:

                           2.2 REVOLVING CREDIT NOTES. The Revolving Credit
                  Loans made by each Lender shall be evidenced by a promissory note of the Borrower, substantially in the form of EXHIBIT A, with appropriate insertions as to payee, date and principal amount (a "REVOLVING CREDIT NOTE"), payable to the order of such Lender and in a principal amount equal to the lesser of
                  (a) the amount of the initial Revolving Credit Commitment of such Lender and (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by such Lender to the Borrower. Each Lender is hereby authorized to record the date, Type and amount of each Revolving
                  Credit Loan made by such Lender to the Borrower, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest
                  Period with respect thereto, on the schedule annexed to and constituting a part of its Revolving Credit Notes, and any such recordation shall constitute PRIMA FACIE evidence of the accuracy of the information so recorded absent manifest error. Each Revolving Credit Note (i) shall be dated the Effective Date, (ii) shall be stated to mature on the Revolving Credit Commitment Termination Date and
                  (iii) shall provide for the payment of interest in accordance with SECTION 2.12.

         (c) AMENDMENT TO SECTION 2.7. SECTION 2.7 of the Credit Agreement is hereby deleted in its entirety and the following inserted in its place:

                           2.7. TERM NOTES. The Term Loan made by each Lender
                  shall be evidenced by a promissory note of the Borrower, substantially in the form of EXHIBIT B (the "TERM NOTE"), with appropriate insertions therein as to payee, date and principal amount, payable to the order of such Lender and in a principal amount equal to the aggregate unpaid principal amount of all Term Loans made by such Lender. Each Lender is hereby authorized to record the date, Type and amount of each Term Loan made by such Lender, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedule annexed to and constituting a part of its Term Note, and any such recordation shall constitute PRIMA FACIE evidence of the accuracy of the information so recorded absent manifest error. The Term Note of each Lender (i) shall be dated the Effective Date, (ii) shall be payable on the last day of each March, June, September and December commencing on March 31, 2001, each of which payments shall be in an amount equal to such Lender's Term Loan Commitment Percentage of the amount set forth below opposite each such date:

                              DATE                           AMOUNT
                          March 31, 2001                  $   562,500
                          June 30, 2001                       562,500
                          September 30, 2001                  562,500
                          December 31, 2001                11,312,500

                  PROVIDED, that if the aggregate amount of Term Loans made by the Lenders is less than the amount contemplated by the foregoing amortization schedule, an appropriate adjustment shall be made to the amount due to each Lender on December 31, 2001, and, if necessary, the other installments of the Term
                  Loans in the inverse order of their scheduled maturities and
                  (iii) shall provide for the payment of interest in accordance with SECTION 2.12.

         (d) AMENDMENT OF SECTION 3.15. Section 3.15 of the Credit Agreement is hereby deleted in its entirety and the following inserted in its place:

                           3.15. PURPOSE OF LOANS. The proceeds of the Loans
                  shall be used (a) to finance the AF Acquisition, (b) to pay a dividend or management fee as permitted under Section 6.7(a)(v) in an amount not to exceed $4,500,000 in the aggregate, (c) to pay transaction fees and expenses and (d) for working capital and general corporate purposes.

         (e) AMENDMENT OF SECTION 6.1(a). SECTION 6.1(a) of the Credit Agreement is hereby deleted in its entirety and the following inserted in its place:

                           (a) INTEREST COVERAGE. On the last day of any fiscal
                  quarter of the Borrower, commencing with the fiscal quarter ending on December 31, 1999, ending during any period set forth below, permit the Interest Coverage Ratio for the fiscal quarter period ending on the last day of such fiscal quarter to be less than the ratio set forth opposite such period:

                                      PERIOD                                  INTEREST COVERAGE RATIO
                 Closing Date through March 31, 2000                                    2.00 to 1.00
                 April 1, 2000 through September 30, 2000                               2.25 to 1.00
                 November 1, 2000 through December 31, 2000                             2.50 to 1.00
                 January 1, 2001 through March 31, 2001                                 2.25 to 1.00
                 April 1, 2001 through June 30, 2001                                    2.25 to 1.00
                 July 1, 2001 and thereafter                                            2.25 to 1.00

         (f) AMENDMENT OF SECTION 6.1(b). SECTION 6.1(b) of the Credit Agreement is hereby deleted in its entirety and the following inserted in its place:

                           (b) FIXED CHARGE RATIO. On the last day of each
                  fiscal quarter of the Borrower, commencing with the fiscal quarter ending on September 30, 2000, permit the Fixed Charge Ratio for the four fiscal quarter period ending on the last day of such fiscal quarter to be less than 1.05 to 1.0.

         (g) AMENDMENT OF SECTION 6.1(c). SECTION 6.1(c) of the Credit Agreement is hereby deleted in its entirety and the following inserted in its place:

                           (c) LEVERAGE RATIO. Permit the Leverage Ratio during
                any period to exceed the ratio set forth opposite such period below:

                                         PERIOD                                   LEVERAGE RATIO
                January 1, 2000 through June 30, 2000                              4.75 to 1.00
                July 1, 2000 through September 30, 2000                            4.50 to 1.00
                November 1, 2000 through December 31, 2000                         4.00 to 1.00
                January 1, 2001 through March 31, 2001                             4.00 to 1.00

                  April 1, 2001 through June 30, 2001                              3.75 to 1.00
                  July 1, 2001 and thereafter                                      3.50 to 1.00

                  PROVIDED that if the Leverage Ratio is less than 3.25 to 1.00 and the Borrower shall request that the Corporate Guarantees be released, the applicable Leverage Ratio shall not thereafter exceed 3.25 to 1.00.

         (h) AMENDMENT OF SECTION 6.7(a). SECTION 6.7(a) of the Credit Agreement is amended by adding the following subsections (v) and (vi):

                           (v) a one-time dividend payment or management fee to
                  CTN in an amount not to exceed $4,500,000; PROVIDED, that (A) no Default or Event of Default has occurred and is continuing or would occur as a result of such dividend payment or management fee; and (B) the Borrower demonstrates pro forma compliance with all financial covenants.

                           (vi) a one-time dividend payment or management fee to
                  CTN in an amount not to exceed $500,000; PROVIDED, that (A) no Default or Event of Default has occurred and is continuing or would occur as a result of such dividend payment or management; (B) the Borrower demonstrates pro forma compliance with all financial covenants; (C) such dividend payment or management fee is made from Excess Cash Flow, without giving effect to subsection (v) of the definition thereof; (D) the Borrower delivers to the Administrative Agent a Compliance Certificate showing in sufficient detail the calculation of Excess Cash Flow; and (E) such payment shall be made on or before January 31, 2001.

         (i) AMENDMENT OF SECTION 7.1. SECTION 7.1 of the Credit Agreement is amended by adding the following subsection (o):

                           (o) On or prior to November 30, 2000, CTN and LaSalle
                  Bank shall fail to enter into an amendment to the CTN Credit Agreement to permit an extension of the maturity of the Indebtedness evidenced thereby (such extension to be satisfactory to the Administrative Agent and each Lender); PROVIDED, that the foregoing shall not constitute an Event of Default if, on or prior to December 10, 2000, (i) any Corporate Guarantor or the Borrower shall have paid directly to the Agent, for the benefit of the Lenders, an amount of the Loans equal to the dividend payment or management fee paid pursuant to Section 6.7(a)(v), (which payment shall be applied first to reduce the Revolving Credit Loans to $2,000,000 and thereafter to reduce the Term Loans), provided, that if such payment is made by the Borrower, it shall have been made from direct or indirect equity contribution(s) to the Borrower made by any of the Corporate Guarantors, and (ii) the Borrower shall have reduced the Revolving Credit Commitment to an amount not to exceed $2,000,000, such reduction to be made pursuant to the payment from any Corporate Guarantor or the Borrower as set forth in clause (i) of this subsection (o).

                  SECTION 2. MODIFICATIONS TO CREDIT AGREEMENT SCHEDULES AND EXHIBITS. Each of SCHEDULE I, EXHIBIT A, EXHIBIT B, EXHIBIT G-1, EXHIBIT G-2 and EXHIBIT H to the Credit Agreement are hereby deleted in their entirety and
SCHEDULE I, EXHIBIT A, EXHIBIT B EXHIBIT G-1, EXHIBIT G-2 and EXHIBIT H attached hereto inserted in their place.

                  SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants that, on the Effective Date after giving effect to this Amendment, all the representations and warranties of CTN, the Borrower and each Loan Party in or pursuant to any Loan Document shall be true and correct in all material respects on and as of such date as if made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date, in which case as of such specific date).

                  SECTION 4. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective when the following conditions precedent shall have been satisfied:

                           (a) The Administrative Agent shall have received counterparts hereof executed by duly authorized officers of the Borrower, CTN and the other Corporate Guarantors, and by duly authorized signatories of the Lenders.

                           (b) The Administrative Agent shall have received the fees set forth in the letter of even date herewith.

                           (c) The Administrative Agent shall have received, with a counterpart for each Lender, the executed legal opinions of counsel to the Borrower, the Parents and WSP II and WSP Dutch, substantially in the form attached hereto as EXHIBIT C-1, EXHIBIT C-2 and EXHIBIT C-3, respectively.

                           (d) The Administrative Agent and each Lender shall have received financial projections based upon assumptions acceptable to the Administrative Agent demonstrating that immediately prior to and after giving effect to the consummation of this Amendment, the Loan Parties will be in compliance with all covenants contained in the Credit Agreement and, assuming the schedule for the repayment of the Loans, that the Borrower will remain in compliance until all the Obligations have been repaid in full;

                           (e) CTN shall have amended the CTN Credit Agreement to permit the transactions contemplated by this Amendment (such amendment to be satisfactory to the Administrative Agent and each Lender).

                           (f) The CTN Guarantee shall have been amended by the execution of an Amended and Restated Guaranty from CTN, as Guarantor, in favor of the Agent and the Lenders, in the form attached hereto as EXHIBIT G-1.

                           (g) The UC Holdings Guarantee shall have been amended by the execution of an Amended and Restated Guaranty from UC Holdings, as Guarantor, in favor of the Agent and the Lenders, in the form attached hereto as EXHIBIT G-2.

                           (h) The WSP Guarantee shall have been amended by the execution of an Amended and Restated Guaranty from WSP and WSP Dutch, as Guarantors, in favor of the Agent and the Lenders, in the form attached hereto as EXHIBIT H.

                           (i) The Administrative Agent shall have received a certificate executed by a Responsible Officer of the Borrower, (x) certifying as to the matters set forth in clause (d) above, and (y) stating that on the Effective Date and after giving effect to the Loans outstanding and the consummation of the transactions contemplated by this Amendment: (A) no Default or Event of Default has occurred and is continuing; (B) no Material Adverse Effect has occurred since the date of the then most recent audited consolidated financial statements of the Borrower delivered to the Administrative Agent pursuant to SECTION
         5.1 of the Credit Agreement; (C) the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of the Effective Date (other than any such representations or warranties that, by their terms, refer to a specific date, in which case as of such specific date); and (D) the Borrower is in compliance with all the terms and provisions set forth in the Credit Agreement on its part to be observed and performed.

                           (j) The Borrower shall have made a payment to the Administrative Agent for the benefit of the Lenders of $500,000 in respect of principal of the Term Loans and accrued interest on such payment.

                           (k) All fees and expenses due and owing to the Administrative Agent or any Lender (including, without limitation, any reasonable fees and expenses of counsel to the Administrative Agent) shall have been paid.

                  SECTION 5.  REFERENCE TO AND EFFECT IN THE LOAN DOCUMENTS.


                           (a) Upon the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

                           (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Loan Documents and all the Collateral described therein do and shall continue to secure the payment of all obligations of the Borrower under the Credit Agreement, the Notes and the other Loan Documents, in each case as amended hereby.

                           (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         SECTION 7. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

                           ARMED FORCES COMMUNICATIONS, INC.

                           By:    /s/
                               --------------------------------------------
                               Name:
                               Title:


                           CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent


                           By:     /s/
                               -------------------------------------------
                               Name:
                               Title:


                           CIBC WORLD MARKETS CORP., as Arranger


                           By:     /s/
                               -------------------------------------------
                               Name:
                               Title:


                           LENDERS:

                           CIBC INC.

                           By:     /s/
                               -------------------------------------------
                               Name:
                               Title:

CTN, AS A CORPORATE GUARANTOR, BY ITS SIGNATURE HEREBY CONSENTS TO THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT. FURTHERMORE, CTN REPRESENTS AND WARRANTS THAT, AS OF THE EFFECTIVE DATE, AFTER GIVING EFFECT TO THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT, NO DEFAULT OR EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING UNDER ANY CONTRACTUAL OBLIGATION OF CTN.

CTN Media Group, Inc.,
f/k/a College Television Network, Inc.


By:  /s/
     -----------------------------------------
     Name:
     Title:

EACH OF UC HOLDINGS, WSP II AND WSP DUTCH, EACH A CORPORATE GUARANTOR, BY ITS SIGNATURE HEREBY CONSENTS TO THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT.

U-C HOLDINGS, L.L.C.

By:      WILLIS STEIN & PARTNERS, L.P.,
         its Managing Member

         By:      WILLIS STEIN & PARTNERS, L.L.C.,
                  its General Partner

                  By: /s/
                      --------------------------------
                      Name:
                      Title:


WILLIS STEIN & PARTNERS II, L.P.

By:      WILLIS STEIN & PARTNERS MANAGEMENT II, L.P.,
         its General Partner

         By:      WILLIS STEIN & PARTNERS MANAGEMENT II, L.L.C.
                  its General Partner

                  By: /s/
                      --------------------------------
                      Name:
                      Title:


WILLIS STEIN & PARTNERS DUTCH, L.P.

By:      WILLIS STEIN & PARTNERS MANAGEMENT II, L.P.,
         its General Partner

         By:      WILLIS STEIN & PARTNERS MANAGEMENT II, L.L.C.
                  its General Partner

                  By: /s/
                      --------------------------------
                      Name:
                      Title:

                                   SCHEDULE I

                       LENDERS, ADDRESSES AND COMMITMENTS

- ----------------------------------------------------------------------------------------------------------------------
               LENDER                                TERM LOAN                             REVOLVING LOAN
- -------------------------------------- --------------------------------------- ---------------------------------------
                                           COMMITMENT          PERCENTAGE          COMMITMENT          PERCENTAGE
- -------------------------------------- -------------------- ------------------ ------------------- -------------------
CIBC Inc.                                      $13,000,000               100%          $5,000,000                100%
425 Lexington Avenue
New York, NY  10017
- ----------------------------------------------------------------------------------------------------------------------